UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2014

COVIDIEN PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33259	98-0624794
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 On Hatch, Lower Hatch Street

Dublin 2, Ireland

(Address of principal executive offices)

+353 (1) 438-1700

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD.

As previously announced, on June 15, 2014, Covidien plc (“Covidien”) and Medtronic, Inc. (“Medtronic”) entered into a transaction agreement, pursuant to which Medtronic Holdings Limited, a new holding company incorporated in Ireland that will be renamed Medtronic plc (“New Medtronic”), will acquire Covidien pursuant to a “scheme of arrangement” under the Irish Companies Act of 1963 and Medtronic pursuant to a merger of a wholly owned subsidiary of New Medtronic with and into Medtronic (the acquisition and the merger, together, the “transaction”). The transaction was announced in an announcement (the “Announcement”) pursuant to Rule 2.5 of the Irish Takeover Panel Act, 1997, Takeover Rules, 2007 (as amended) (the “Irish Takeover Rules”). In connection with the transaction, New Medtronic filed a registration statement on Form S-4, which was declared effective on November 20, 2014. The definitive joint proxy statement of Medtronic and Covidien that also serves as a prospectus of New Medtronic, and which forms a part of the Form S-4, was filed by each of Medtronic, Covidien and New Medtronic on November 20, 2014 (the “joint proxy statement/prospectus”). Covidien has commenced mailing to its shareholders the joint proxy statement/prospectus, together with the Profit Forecast Documents and the Merger Benefit Document (each as defined below). Medtronic has also commenced mailing to its shareholders the joint proxy statement/prospectus.

Profit Forecast Documents

In accordance with the Irish Takeover Rules, where Medtronic or Covidien give earnings guidance (known as a profit forecast under the Irish Takeover Rules), that profit forecast must be repeated in the proxy statement sent to Covidien shareholders and certain attestations to that profit forecast must also be provided. As each of Medtronic and Covidien has previously publicly disclosed a profit forecast for its financial year ending April 24, 2015 and September 26, 2014, respectively, these profit forecasts have been repeated in the joint proxy statement/prospectus on pages 473 to 476, and also are repeated in letters from each of Medtronic and Covidien (together, the “Profit Forecast Documents”) being mailed to Covidien shareholders with the joint proxy statement/prospectus. In addition to setting out such profit forecasts for each of Medtronic and Covidien, the Profit Forecast Documents include (1) in the case of Medtronic, a report from Medtronic’s auditor, PricewaterhouseCoopers, confirming that the Medtronic profit forecast has been properly compiled on the basis of the assumptions set out in the profit forecast and the basis of accounting used is consistent with the accounting policies of Medtronic, and Medtronic’s financial advisor, Perella Weinberg Partners LP, confirming that it considers that the Medtronic profit forecast has been made with due care and consideration, each prepared solely for the purposes of complying with Rule 28.3 of the Irish Takeover Rules, and (2) in the case of Covidien, a report from Covidien’s auditor, Deloitte & Touche (Ireland), confirming that the Covidien profit forecast has been properly compiled on the basis of the assumptions made by the directors of Covidien and the basis of accounting used is consistent with the accounting policies of Covidien, and Covidien’s financial advisor, Goldman, Sachs & Co., confirming that it considers that the Covidien profit forecast has been made with due care and consideration, each prepared solely for the purposes of complying with Rule 28.3 of the Irish Takeover Rules.

The Profit Forecast Documents of each of Covidien and Medtronic are being filed separately by Covidien under Rule 425 of the Securities Act of 1933, as amended, substantially concurrently with this Current Report on Form 8-K.

Merger Benefit Document

In accordance with the Irish Takeover Rules, where Medtronic gives a statement regarding the synergies that may result from the transaction (known as a merger benefit statement under the Irish Takeover Rules), certain attestations to that merger benefit statement must be provided. As Medtronic previously disclosed a merger benefit statement in the Announcement, that statement has been repeated in the joint proxy statement/prospectus on pages 477 through 478, and is also repeated in a letter (the “Merger Benefit Document”) being mailed to Covidien shareholders with the joint proxy statement/prospectus. In addition to such merger benefit statement, the Merger Benefit Document includes reports from Medtronic’s auditor, PricewaterhouseCoopers, and Medtronic’s financial advisor, Perella Weinberg Partners LP, confirming (respectively) that the merger benefit statements have been made with due care and consideration.

The Merger Benefit Document is being filed separately by Covidien under Rule 425 of the Securities Act of 1933, as amended, substantially concurrently with this Current Report on Form 8-K.

The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in that filing.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition, the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION

New Medtronic has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes the Joint Proxy Statement of Medtronic and Covidien that also constitutes a Prospectus of New Medtronic. The registration statement has been declared effective by the SEC. Medtronic and Covidien have commenced making available to their respective shareholders the Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING THE SCHEME) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDTRONIC, COVIDIEN, NEW MEDTRONIC, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders are able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by New Medtronic, Medtronic and Covidien through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Medtronic and New Medtronic with the SEC by contacting Medtronic Investor Relations at investor.relations@medtronic.com or by calling 763-505-2696, and will be able to obtain free copies of the Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Covidien by contacting Covidien Investor Relations at investor.relations@covidien.com or by calling 508-452-4650.

PARTICIPANTS IN THE SOLICITATION

Medtronic, New Medtronic and Covidien and certain of their respective directors and executive officers and employees may be considered participants in the solicitation of proxies from the respective shareholders of Medtronic and Covidien in respect of the transactions contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Medtronic and Covidien in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement/Prospectus. Information regarding Medtronic’s directors and executive officers is contained in Medtronic’s Annual Report on Form 10-K for the fiscal year ended April 25, 2014 and its Proxy Statement on Schedule 14A, dated July 11, 2014, which are filed with the SEC. Information regarding Covidien’s directors and executive officers is contained in Covidien’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013 and its Proxy Statement on Schedule 14A, dated January 24, 2014, which are filed with the SEC.

Covidien Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Covidien’s estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Covidien’s current perspective of existing trends and information as of the date of this communication. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. It is important to note that Covidien’s goals and expectations are not predictions of actual performance. Actual results may differ materially from Covidien’s current expectations depending upon a number of factors affecting Covidien’s business, Medtronic’s business and risks associated with the proposed transactions. These factors include, among others, the inherent uncertainty associated with financial projections; the timing to consummate the proposed transactions; the risk that a condition to closing of the proposed transactions may not be satisfied; the risk that the required regulatory approvals for the proposed transactions are not obtained, are delayed or are subject to conditions that are not anticipated; New Medtronic’s ability to achieve the synergies and value creation contemplated by the proposed transactions; the anticipated size of the markets and continued demand for Medtronic’s and Covidien’s products; New Medtronic’s ability to promptly and effectively integrate Medtronic’s and Covidien’s businesses; the diversion of management time on transaction-related issues; competitive factors and market conditions in the industry in which Covidien operates; Covidien’s ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of Covidien’s existing products; and the other risks identified in Covidien’s periodic filings including its Annual Report on Form 10-K for the fiscal year ended September 27, 2013, and from time to time in Covidien’s other investor communications. We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in Covidien’s forward-looking statements may not occur. Covidien undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Statement Required by the Irish Takeover Rules

The directors of Covidien plc accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case) the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2014

COVIDIEN PUBLIC LIMITED COMPANY

By:	/s/ John W. Kapples
Name:	John W. Kapples
Title:	Vice President and Corporate Secretary